Prepaid gold interests	6 Months Ended
Jun. 30, 2025
Disclosure of financial assets [abstract]
Prepaid gold interests

7. Prepaid gold interests

As at	June 30, 2025	December 31, 2024
Auramet	$49,163	$46,082
Steppe Gold	2,570	3,457
Total prepaid gold interests	51,733	49,539
Current portion	14,915	14,252
Non-Current portion	$36,818	$35,287

For the three and six months ended June 30, 2025, the Company recognized a gain of $6.4 million and $11.4 million, respectively (2024: $3.4 million and $5.5 million), as a result of changes in the fair value of prepaid gold interests.

Auramet

The Prepaid Gold Interest contract requires Auramet to deliver 1,250 ounces of gold to Triple Flag per quarter. Triple Flag is required to make ongoing cash payments equal to 16% of the spot gold price for each gold ounce delivered. On September 27, 2031, and after 50,000 ounces of gold have been delivered, Auramet will have the option to terminate the prepaid interest agreement for a cash payment of $5.0 million, less certain cash flows related to the gold deliveries. The remaining contractual ounces to be delivered as of June 30, 2025, are 30,000 ounces of gold. The Auramet Prepaid Gold Interest is accounted for as a financial asset at fair value through profit or loss and is classified as level 3 of the fair value hierarchy.

Steppe Gold

On March 15, 2024, Triple Flag and Steppe Gold Ltd. (“Steppe Gold”) agreed to amend and restate the Steppe Gold Prepaid Gold Interest Agreement such that the Company made a further cash payment of $5.0 million in exchange for delivery of 2,650 ounces of gold. The Steppe Gold Prepaid Gold Interest is accounted for as a financial asset at fair value through profit or loss and is classified as level 3 of the fair value hierarchy.

On February 13, 2025, Triple Flag received a delivery of 1,000 ounces of gold under the Steppe Gold Prepaid Gold Interest Agreement. During the three months ended March 31, 2025, Steppe Gold did not make delivery of the remaining 1,650 gold ounces and defaulted on their obligation under the amended and restated agreement. As such, Triple Flag filed a statement of claim in the Ontario Superior Court of Justice demanding immediate delivery of the outstanding 1,650 gold ounces, or contractual damages owed, under the Steppe Gold Prepaid Gold Interest Agreement.

The fair value of the prepaid gold interest as of June 30, 2025, was estimated by considering the credit risk associated with the financial asset due to the ongoing contractual dispute.